UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020

Jefferies Financial Group Inc.

(Exact name of registrant as specified in its charter)

New York	001-05721	13-2615557
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	JEF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

We issued a press release announcing that our Board of Directors approved a $250 million increase to our common share repurchase program. This increase will add to the approximately 2.8 million-share authority that we have under our existing repurchase program. Our share repurchase program authorizes us to repurchase shares from time to time in the open market, through block trades or otherwise.

As of the close of business today, January 31, 2020, we have 284,761,185 issued and outstanding common shares, or 307,759,516 outstanding common shares on a fully diluted basis (consisting of our outstanding common shares plus approximately 23 million shares primarily from vested restricted stock units (“RSUs”) and the target number of RSUs issuable under our senior executive compensation plans (fully diluted shares exclude preferred shares as they are antidilutive)).

During the current fiscal quarter, we repurchased approximately 7 million common shares at an average price of $21.70 per share, or approximately $152 million in aggregate.

The information provided in this Item 7.01 is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This disclosure contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements about our future and statements that are not historical facts. These forward-looking statements are usually preceded by the words “should,” “expect,” “intend,” “may,” “will” or similar expressions. Forward-looking statements include our expectations relating to future share repurchases and our share repurchase program. Forward-looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain or subject to change. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Additional information, including Risk Factors, that could cause actual results to differ, perhaps materially, from those in our forward-looking statements is contained in reports we file with the SEC. You should read and interpret any forward-looking statement together with this disclaimer and the reports we file with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES FINANCIAL GROUP INC.

Date: January 31, 2020	/s/ Roland T. Kelly
Roland T. Kelly
Managing Director and Associate General Counsel